================================================================================





                          Profit Funds Investment Trust
                          -----------------------------


                                Profit Value Fund
                                -----------------










                                  Annual Report
                               September 30, 2001













     Investment Adviser                               Administrator
     ------------------                               -------------
 Investor Resources Group, LLC                  Ultimus Fund Solutions, LLC
 8720 Georgia Avenue, Suite 808                       P.O. Box 46707
  Silver Spring, Maryland 20910                 Cincinnati, Ohio 45246-0707
                                                      1.888.744.2337



================================================================================

Letter to Shareholders                                         Profit Value Fund
November 15, 2001


Dear Profit Value Fund Shareholder:

Happy Birthday! The Profit Value Fund turned five years old today and the first five years of its existence have been terrific. The Fund withstood a portfolio manager change in its first year, incredible volatility in the stock market, both higher and lower interest rates, the Asian contagion, irrational exuberance, internet speculation and collapse, bull and bear market cycles, higher oil prices, lower oil prices, positive years, negative years and war to finish its first five years with an annualized return of 12.24%. We are pleased to inform you that the performance of the Profit Value Fund during the past five years -- including the twelve months covered by this report -- exceeds the performance of its S&P 500 Index benchmark's 10.76% annualized return. Our performance also exceeded 92% of its peers in Morningstar's Large Cap Blend category, according to data compiled by Morningstar, Inc.

For the fiscal year ended September 30, 2001, the Profit Value Fund closed at a net asset value of $14.38 per share. The Fund's total return of -31.37% over the trailing 12 months as compared to the S&P 500 Index's return of -27.54% reflects the dismal stock market conditions under which we operated. Until September and the terrorist events of September 11th, the Fund--although negative for the year--was outperforming its benchmark. September and the third quarter ranked among the worst in history for stocks and we suffered greatly. As consolation, the Fund is once again outperforming its benchmark S&P 500 Index on a year-to-date basis.

The terrorist attacks of September 11th occurred when more than 90% of the fiscal year had already passed, yet it goes without saying that their importance far outweighs any other news from this reporting period. Indeed, as with other world-altering events, the terrorist assault on America has forever changed the economic climate. To understand the full impact of the attacks on the financial markets, it is necessary to start with the year's activities prior to the tragedy.

Last November, corporate profits were still projected to grow 16% in 2001. By late November, corporate profit estimates were being slashed and forecast of a soft landing and recovery in the first quarter 2001 were being matched with calls of pending recession. The stock market entered a steep decline and ended the calendar year on a pessimistic note due to uncertainty. The market rebounded strongly in January, only to be dragged down the balance of the first quarter by profit warnings and revised economic outlook forecasts. By the second quarter, the sluggish economy had taken hold and persisted through August. Neither the Federal Reserve's interest rate cuts in 2001 nor the tax rebate checks sent out in late summer had visibly improved matters, as investors remained focused on the stream of earnings warnings issued by all types of companies. Furthermore, although you would be surprised if your only investment information came from the media and watching the NASDAQ composite's steep decline, disappointments were not relegated to the technology sector--nor to U.S. companies. More defensive segments of the market and overseas firms also sold off in the volatile global environment.

However, there had been signs of a market bottom, and at the end of August, many analysts were predicting a turnaround heading into 2002. The labor market seemed to be stabilizing, consumer spending was holding up and reports of inventory reductions were becoming more frequent. With the first two quarters of gross domestic product (GDP) growth in 2001 averaging 1%, it appeared that we were more or less witnessing the "soft landing" the Fed had attempted to engineer.

After September 11th, of course, talk of a "soft landing" dissipated, supplanted by the probability of a recession. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks only caused investors' sense of uncertainty to reach new heights. Meanwhile, many businesses took an unexpected blow--most notably airlines, insurers and growth companies hurt by the sudden rotation into more defensive investments. The energy sector engaged in a sharp decline as the cost of a barrel of oil came tumbling down. As the country and its financial markets attempted to digest the unprecedented tragic events, the fiscal year concluded with the worst three-month period for stocks since the fall of 1987.

On a sector specific level, technology, telecom and energy were key detractors from performance during the fiscal year. Healthcare, consumer staples, selective financials and defense holdings added to performance.

In considering the market as a whole, the short-term outlook continues to be clouded by geopolitical events. Exactly how deep and how protracted the near-term slowdown will be is unknown because it hinges on consumer and corporate confidence in the wake of the attacks. Volatility will likely persist until we have a better sense of the outcome of the U.S. military campaign against the terrorists. Yet in spite of the September's macroeconomic setbacks, we are optimistic that business in the U.S. will revert to normalcy going forward. The Federal Reserve and U.S. government have made their commitment to aiding future economic growth by injecting into the market, providing relief funds and presenting a united Congress. Of course, it is difficult to know what the next market movement will be in any environment--not to mention one as complex as this--but we believe that the pieces may be in place for a sustained recovery.

Although the terrorist attacks have muddled the outlook for the economy and for stocks in the near term, we will not make any significant changes to the portfolio's composition. The Fund remains positioned for an economic recovery. We feel it would be a mistake to alter course and position the portfolio defensively, as this could result in missing any upward movements. We continue to take a long-term perspective and remain focused on finding the companies poised to emerge as the market's winners three to five years from now.
Presently, that means we continue to explore individual opportunities in core technology and telecommunications franchises, but we remain extremely selective. We are patient and still bullish.

At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that over the long term, the most promising investment opportunities can be found among large, financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

Profit Value Fund seeks long-term total return by investment primarily in established, larger capitalization companies (i.e., companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

The collapse of the rapid growth of the U.S. market this year as compared to the previous three years is a painful reminder that investors should be diversified and cautious in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

We urge shareholders to take a similar approach, which is invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ Eugene A. Profit


Eugene A. Profit
President



                                               PROFIT VALUE FUND
                       COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                           PROFIT VALUE FUND AND THE STANDARD & POOR'S (S&P) 500 INDEX


                  S&P 500 INDEX                                        PROFIT VALUE FUND
                  -------------                                        -----------------

                     Quarterly                                               Quarterly
     Date             Return           Balance               Date             Return           Balance
     --------       ---------          -------               --------        ---------         -------
     11/15/96                          10,000                11/15/96                           9,600
     12/31/96          -1.98%          10,092                12/31/96           6.67%          10,240
     03/31/97          -4.11%          10,363                03/31/97           1.86%          10,430
     06/30/97           4.48%          12,172                06/30/97          11.70%          11,650
     09/30/97           5.48%          13,084                09/30/97          10.56%          12,880
     12/31/97           2.87%          13,459                12/31/97          -1.75%          12,655
     03/31/98          13.95%          15,337                03/31/98           8.87%          13,778
     06/30/98           3.30%          15,843                06/30/98           1.10%          13,929
     09/30/98          -9.95%          14,267                09/30/98          -8.06%          12,806
     12/31/98          21.30%          17,306                12/31/98          30.98%          16,773
     03/31/99           4.98%          18,168                03/31/99          13.16%          18,982
     06/30/99           7.05%          19,449                06/30/99          -0.05%          18,971
     09/30/99          -6.24%          18,234                09/30/99          -3.79%          18,252
     12/31/99          14.88%          20,947                12/31/99          17.28%          21,406
     03/31/00           2.29%          21,428                03/31/00           9.00%          23,332
     06/30/00          -2.66%          20,858                06/30/00          -2.69%          22,704
     09/30/00          -0.97%          20,656                09/30/00           1.41%          23,023
     12/31/00          -7.82%          19,040                12/31/00         -10.95%          20,503
     03/31/01         -11.86%          16,782                03/31/01          -9.32%          18,591
     06/30/01           5.85%          17,764                06/30/01           7.09%          19,910
     09/30/01         -14.68%          15,156                09/30/01         -20.64%          15,800


                     *Initial public offering of shares commenced on November 15, 1996.

=======================================================

                   Profit Value Fund
            Average Annual Total Returns

          1 Year         Since Inception*
         (34.12%)             8.92%

=======================================================

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001
================================================================================

ASSETS
Investments in securities:
  At acquisition cost                                               $ 4,518,231
                                                                    ===========
  At value (Note 1)                                                 $ 4,348,306
Cash                                                                     30,000
Receivable from Adviser                                                   9,190
Receivable for securities sold                                          289,666
Receivable for capital shares sold                                      116,431
Dividends receivable                                                      5,194
Organization costs, net (Note 1)                                          2,035
Other assets                                                              6,113
                                                                    -----------
   TOTAL ASSETS                                                       4,806,935
                                                                    -----------

LIABILITIES
Payable to Administrator (Note 3)                                         4,000
Payable for securities purchased                                         32,720
Payable for capital shares redeemed                                      15,950
Other accrued expenses and liabilities                                   17,131
                                                                    -----------
   TOTAL LIABILITIES                                                     69,801
                                                                    -----------

NET ASSETS                                                          $ 4,737,134
                                                                    ===========

NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 4,912,942
Accumulated net realized losses from security transactions               (5,883)
Net unrealized depreciation on investments                             (169,925)
                                                                    -----------
NET ASSETS                                                          $ 4,737,134
                                                                    ===========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           329,445
                                                                    ===========

Net asset value and redemption price per share (Note 1)             $     14.38
                                                                    ===========

Maximum offering price per share (Note 1)                           $     14.98
                                                                    ===========


See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001
================================================================================
INVESTMENT INCOME
  Dividends                                                         $    58,716
                                                                    ------------

EXPENSES
  Investment advisory fees (Note 3)                                      76,404
  Professional fees                                                      27,869
  Accounting services fees (Note 3)                                      24,000
  Organization expense (Note 1)                                          23,758
  Administration fees (Note 3)                                           12,000
  Transfer agent fees (Note 3)                                           12,000
  Custodian fees                                                         15,618
  Insurance expense                                                      13,725
  Postage and supplies                                                   13,080
  Registration fees                                                       9,655
  Distribution expense (Note 3)                                           5,024
  Trustees' fees and expenses                                             3,266
  Pricing expense                                                         1,345
  Reports to shareholders                                                 1,100
  Other expenses                                                            253
                                                                    ------------
    TOTAL EXPENSES                                                      239,097
  Fees waived and expenses reimbursed (Note 3)                         (108,227)
                                                                    ------------
     NET EXPENSES                                                       130,870
                                                                    ------------

NET INVESTMENT LOSS                                                     (72,154)
                                                                    ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions                         (5,667)
  Net change in unrealized appreciation/depreciation
   on investments                                                    (2,042,981)
                                                                    ------------

NET REALIZED AND UNREALIZED
  LOSSES ON INVESTMENTS                                              (2,048,648)
                                                                    ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(2,120,802)
                                                                    ============


See accompanying notes to financial statements.


PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================
                                                                          Year                 Year
                                                                          Ended               Ended
                                                                      September 30,        September 30,
                                                                           2001                2001
--------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
      Net investment loss                                              $   (72,154)        $   (45,928)
      Net realized gains (losses) from security transactions                (5,667)            185,509
      Net change in unrealized appreciation/depreciation
         on investments                                                 (2,042,981)            985,206
                                                                       -----------         -----------
Net increase (decrease) in net assets from operations                   (2,120,802)          1,124,787
                                                                       -----------         -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Distributions from net realized gains                               (185,725)           (214,751)
                                                                       -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                          1,289,635           2,687,184
      Net asset value of shares issued in
          reinvestment of distributions to shareholders                    185,710             214,736
      Payments for shares redeemed                                      (1,149,370)         (1,004,957)
                                                                       -----------         -----------
Net increase in net assets from capital share transactions                 325,975           1,896,963
                                                                       -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (1,980,552)          2,806,999

NET ASSETS:
      Beginning of year                                                  6,717,686           3,910,687
                                                                       -----------         -----------
      End of year                                                      $ 4,737,134         $ 6,717,686
                                                                       ===========         ===========


CAPITAL SHARE ACTIVITY:
      Shares sold                                                           72,044             131,715
      Shares issued in reinvestment of distributions to shareholders        10,006              11,046
      Shares redeemed                                                      (63,166)            (49,272)
                                                                       -----------         -----------
          Net increase in shares outstanding                                18,884              93,489
      Shares outstanding, beginning of year                                310,561             217,072
                                                                       -----------         -----------
      Shares outstanding, end of year                                      329,445             310,561
                                                                       ===========         ===========




See accompanying notes to financial statements.


PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================================

                                                                    Year           Year        Year           Year        Period
                                                                    Ended          Ended       Ended          Ended        Ended
                                                                  Sept. 30,      Sept. 30,    Sept. 30,     Sept. 30,    Sept. 30,
Per share data for a share outstanding throughout each period:       2001           2000        1999           1998        1997 (a)
-----------------------------------------------------------------------------------------------------------------------------------

     Net asset value at beginning of period                      $   21.63     $   18.02     $   12.66     $   12.88     $   10.00
                                                                 ---------     ---------     ---------     ---------     ---------

     Income (loss) from investment operations:
       Net investment income (loss)                                  (0.22)        (0.15)        (0.12)        (0.02)         0.07
       Net realized and unrealized gains (losses)
        on investments                                               (6.43)         4.75          5.50         (0.06)         2.81
                                                                 ---------     ---------     ---------     ---------     ---------
     Total from investment operations                                (6.65)         4.60          5.38         (0.08)         2.88
                                                                 ---------     ---------     ---------     ---------     ---------

     Less distributions:
       Dividends from net investment income                           --            --            --           (0.09)         --
       Distributions from net realized gains                         (0.60)        (0.99)        (0.02)        (0.05)         --
                                                                 ---------     ---------     ---------     ---------     ---------
     Total distributions                                             (0.60)        (0.99)        (0.02)        (0.14)         --
                                                                 ---------     ---------     ---------     ---------     ---------

     Net asset value at end of period                            $   14.38     $   21.63     $   18.02     $   12.66     $   12.88
                                                                 =========     =========     =========     =========     =========

  RATIOS AND SUPPLEMENTAL DATA:

     Total return (b)                                              (31.37%)       26.14%        42.52%        (0.57%)     28.80%(c)
                                                                 =========     =========     =========     =========     =========

     Net assets at end of period (000's)                         $   4,737     $   6,718     $   3,911     $   2,016     $   2,010
                                                                 =========     =========     =========     =========     =========

     Ratio of net expenses to average net assets (d)                  2.14%        1.95%         1.95%         1.95%       1.95%(e)

     Ratio of net investment income (loss) to average
      net assets                                                    (1.18%)       (0.81%)       (0.82%)       (0.18%)      1.19%(e)

     Portfolio turnover rate                                           52%           47%           23%          101%         10%(e)
  ---------------------------------------------------------------------------------------------------------------------------------

  (a) Represents  the period from the initial public offering of shares  (November 15, 1996) through September 30, 1997.

  (b) Total returns shown exclude the effect of applicable sales loads.

  (c) Not annualized.

  (d) Absent fee waivers and/or expense  reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.91%, 4.24%, 6.87%, 8.36% and 18.57%(e) for the periods ended September 30, 2001, 2000, 1999, 1998 and
      1997, respectively (Note 3).

  (e) Annualized.

  See accompanying notes to financial statements.



PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------
     SHARES       COMMON STOCKS - 89.5%                                                 MARKET VALUE
------------------------------------------------------------------------------------------------------
                  Aerospace - 2.4%
         1,300    General Dynamics Corp.                                                    $ 114,816
                                                                                      ----------------

                  Capital Goods - 1.8%
         2,500    Boeing Co.                                                                   83,750
                                                                                      ----------------

                  Conglomerates - 8.3%
             4    Berkshire Hathaway, Inc. - Class A (a)                                      280,000
         2,500    Tyco International, Ltd.                                                    113,750
                                                                                      ----------------
                                                                                              393,750
                                                                                      ----------------
                  Consumer Cyclicals - 1.4%
         2,000    Sony Corp. - ADR                                                             66,400
                                                                                      ----------------

                  Consumer Staples - 2.0%
         3,000    Black & Decker Corp.                                                         93,600
                                                                                      ----------------

                  Enegy & Resources - 8.5%
         6,227    Conoco, Inc. - Class B                                                      157,792
         2,500    El Paso Corp.                                                               103,875
        10,000    Global Marine, Inc. (a)                                                     140,000
                                                                                      ----------------
                                                                                              401,667
                                                                                      ----------------
                  Financial & Insurance - 8.1%
         2,000    Bank of America Corp.                                                       116,800
         2,000    Citigroup, Inc.                                                              81,000
         3,000    Franklin Resources, Inc.                                                    104,010
         2,000    Merrill Lynch & Co., Inc.                                                    81,200
                                                                                      ----------------
                                                                                              383,010
                                                                                      ----------------
                   Healthcare - 11.5%
         2,000    Bristol-Myers Squibb Co.                                                    111,120
         2,500    Elan Corp. plc (a)                                                          121,125
         1,600    Merck & Co., Inc.                                                           106,560
         3,000    Pfizer, Inc.                                                                120,300
         4,700    Sybron Dental Specialties, Inc. (a)                                          87,420
                                                                                      ----------------
                                                                                              546,525
                                                                                      ----------------
                  Hotels - 1.5%
        10,000    Host Marriott Corp.                                                          70,500
                                                                                      ----------------

                  Multi-Media - 5.9%
         2,800    AOL Time Warner, Inc. (a)                                                    92,680
         4,000    Univision Communications, Inc. - Class A (a)                                 91,800
         5,000    Walt Disney Co.                                                              93,100
                                                                                      ----------------
                                                                                              277,580
                                                                                      ----------------

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2001
------------------------------------------------------------------------------------------------------
     SHARES       COMMON STOCKS - 89.5% (CONTINUED)                                     MARKET VALUE
------------------------------------------------------------------------------------------------------

                  Paper Mills - 5.7%
         5,000    Georgia-Pacific Group                                                     $ 143,950
         2,000    Kimberly-Clark Corp.                                                        124,000
                                                                                      ----------------
                                                                                              267,950
                                                                                      ----------------
                  Retail - 7.6%
         2,500    Home Depot, Inc.                                                             95,925
         3,000    Tricon Global Restaurants, Inc. (a)                                         117,660
         3,000    Wal-Mart Stores, Inc.                                                       148,500
                                                                                      ----------------
                                                                                              362,085
                                                                                      ----------------
                  Services - 5.9%
         6,000    Cendant Corp. (a)                                                            76,800
         5,000    Pittston Brink's Group                                                       90,500
         7,000    Republic Services, Inc.                                                     113,400
                                                                                      ----------------
                                                                                              280,700
                                                                                      ----------------
                  Technology - 15.5%
         4,110    Cisco Systems, Inc. (a)                                                      50,060
         8,000    Compuware Corp. (a)                                                          66,640
         6,000    EMC Corp. (a)                                                                70,500
         4,000    Intel Corp.                                                                  81,560
         3,000    Microsoft Corp. (a)                                                         153,510
         4,000    Sun Microsystems (a)                                                         33,080
         3,470    Symantec Corp. (a)                                                          120,305
         3,000    VeriSign, Inc. (a)                                                          125,700
        15,000    Western Digital Corp. (a)                                                    32,550
                                                                                      ----------------
                                                                                              733,905
                                                                                      ----------------
                   Telecommunications - 3.4%
         6,000    Sprint PCS Group (a)                                                        157,740
           257    WorldCom, Inc.  - MCI Group                                                   3,914
                                                                                      ----------------
                                                                                              161,654
                                                                                      ----------------

                  Total Common Stocks - 89.5% (Cost $4,407,817)                           $ 4,237,892
                                                                                      ----------------

------------------------------------------------------------------------------------------------------
     SHARES       SHORT TERM MONEY MARKET SECURITIES - 2.3%                             MARKET VALUE
------------------------------------------------------------------------------------------------------

       110,414    Fidelity Institutional Cash Portfolio - Government
                     (Cost $110,414)                                                        $ 110,414
                                                                                      ----------------

                  Total Investments at Value - 91.8% (Cost $4,518,231)                    $ 4,348,306

                  Other Assets in Excess of Liabilities - 8.2%                                388,828
                                                                                      ----------------

                  Net Assets - 100.0%                                                     $ 4,737,134
                                                                                      ================

(a) Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


1.  SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of September 30, 2001, unamortized organization costs of $2,035 are scheduled to be amortized during the month of October 2001.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 2001, net unrealized depreciation on investments was $169,925 for federal income tax purposes, of which $517,065 related to appreciated securities and $686,990 related to depreciated securities based on a federal income tax cost basis of $4,518,231.

During the period from November 1, 2000 through September 30, 2001, the Fund had net realized losses of $5,883 which are treated for federal income tax purposes as arising during the Fund's tax year ending September 30, 2002. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts -- As of September 30, 2001, the Fund reclassified $72,154 of accumulated net investment loss against paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2001, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,088,669 and $3,256,288, respectively.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


3.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser, or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the year ended September 30, 2001, the Advisor voluntarily waived its investment advisory fees of $76,404 and reimbursed the Fund for $31,823 of other operating expenses in order to limit total operating expenses of the Fund to 2.25% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $870 from underwriting commissions on the sale of shares of the Fund during the year ended September 30, 2001.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001


DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $5,024 under the Plan during the year ended September 30, 2001.

4.  ADOPTION OF NEW AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management expects no adjustments to the financial statements as a result of adopting these provisions.

5.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On November 30, 2000, the Fund declared and paid a long-term capital gain distribution of $185,725 or $0.5987 per share. In January of 2001, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distribution paid during calendar year 2000.

PRICEWATERHOUSECOOPERS  [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                      PricewaterhouseCoopers LLP
                                                                      Suite 2100
                                                           100 East Broad Street
                                                             Columbus, OH  43215
                                                       Telephone   (614)225 8700
                                                       Facisimile  (614)224 1044


                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Shareholders of the Profit Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Profit Value Fund (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

November 14, 2001